Exhibit 32.1


    CERTIFICATION OF CEO AND CFO PURSUANT TO 18 USC SECTION 1350, AS ADOPTED
                 PURSUANT TO, SECTION 906 OF SARBANES-OXLEY ACT OF 2002


The undersigned Chief Executive Officer and Principal Accounting Officer of Mid-Wisconsin Financial Services, Inc. ("Mid-Wisconsin") certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Annual Report on Form 10-K of Mid-Wisconsin for the fiscal year ended December 31, 2010 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Mid-Wisconsin.



      Date:  March 16, 2011                JAMES F. WARSAW
                                           James F. Warsaw
                                           President and Chief Executive Officer



                                           RHONDA R. KELLEY
                                           Rhonda R. Kelley
                                           Principal Accounting Officer and
                                           Controller